MATSON MONEY VI PORTFOLIOS
MATSON MONEY FIXED INCOME VI PORTFOLIO
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2022 (UNAUDITED)

	NUMBER OF SHARES	VALUE
FIXED INCOME FUNDS — 98.6%
DFA One-Year Fixed Income Portfolio (a)	314,736	$3,156,805
DFA Two-Year Global Fixed Income Portfolio (a)	428,523	4,113,822
iShares 1-3 Year Treasury Bond ETF	13,859	1,128,400
iShares 3-7 Year Treasury Bond ETF	14,258	1,652,645
iShares Core International Aggregate Bond ETF	84,411	4,212,953
iShares Intermediate-Term Corporate Bond ETF	33,166	1,658,963
iShares Short-Term Corporate Bond ETF	133,706	6,685,300
iShares TIPS Bond ETF	12,422	1,345,799
VA Global Bond Portfolio (a)	282,060	2,758,543
VA Short-Term Fixed Income Portfolio (a)	57,104	572,755
TOTAL FIXED INCOME FUNDS
(Cost $29,161,419)		27,285,985

SHORT-TERM INVESTMENTS — 1.5%
STIT-Government & Agency Portfolio, 3.76%*	424,846	424,846
TOTAL SHORT-TERM INVESTMENTS
(Cost $424,846)		424,846
TOTAL INVESTMENTS — 100.1%
(Cost $29,586,265)		27,710,831
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(35,771)
NET ASSETS — 100.0%		$27,675,060

* Seven-day yield as of November 30, 2022.
(a) A portfolio of DFA Investment Dimensions Group Inc.
ETF Exchange-Traded Fund
Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the portfolio of investments.

MATSON MONEY FUNDS
NOTES TO PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2022 (UNAUDITED)

PORTFOLIO VALUATION — Investments in the underlying fund are valued at the Matson Money Fixed Income VI Portfolio (“Portfolio”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. As required, some securities and assets may be valued at fair value as determined in good faith by the RBB Fund, Inc.’s Board of Directors. Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Relying on prices supplied by pricing services using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.
• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of November 30, 2022, in valuing the Fund's investments carried at fair value:

MATSON MONEY FIXED INCOME VI PORTFOLIO
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$27,285,985	$23,954,687	$-	$-	$3,331,298
Short-Term Investments	424,846	424,846	-	-	-
Total Investments**	$27,710,831	$24,379,533	$-	$-	$3,331,298

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

** Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ending November 30, 2022, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.